Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Taxes

3.      TAXES

The reconciliation of the expected provision for income tax expense/recovery to the actual provision for income tax recovery/expense reported in the consolidated statements of operations and comprehensive earnings/loss for the years ended December 31, 2014 and 2013 is as follows:

	2014	2,013
Earnings (loss) before income taxes	$20,624	$(18,172)
Expected income tax expense (recovery) at Canadian statutory income tax rate of 26.5% (2013 - 26.5%)	5,465	(4,815)
Permanent differences	2,814	1,126
Effect of change in tax rates	-	90
Effect of unused tax credits	-	667
Foreign withholding taxes paid	212	84
Foreign rate differential	(918)	(588)
Increase in valuation allowance	3,340	3,357
Provision for (recovery of) income tax expense	$10,913	$(79)

During the years ended December 31, 2014 and 2013, the reported loss before income taxes includes foreign losses of $7,940 and $3,239, respectively.

The significant components of the Company’s future income tax assets and liabilities as at December 31, 2014 and 2013 are as follows:

	2014	2013
Tax loss carryforwards	$29,731	$32,981
Scientific research and experimental development ("SR&ED") carryforwards	5,251	5,345
Share issue costs	213	497
Investment tax credits	4,571	4,571
Accounts payable and accrued liabilities	2,559	3,102
Difference between tax and book value of finance obligations	(693)	(985)
Difference between tax and book value of capital and intangible assets	(6,758)	(7,694)
Difference between tax and book value of loan receivable	36	42
Total future income tax asset	34,910	37,859
Valuation allowance	(14,323)	(10,983)
Net future income tax asset	$20,587	$26,876

Management has assigned probabilities to the Company’s expected future taxable income based on significant risk factors, sensitivity analysis and timing of non-capital tax losses. The amount of the future income tax asset considered realizable could change materially in the near term, based on future taxable income during the carryforward period. The valuation allowance consists of $6,515 in Canada and $7,808 in the US.

As at December 31, 2014, the Company had unused non-capital tax losses of approximately $92,396 (2013 - $108,283) and SR&ED expenditure pool totaling $19,813 (2013 - $20,198) that are due to expire as follows:

	SR&ED Expenditure Pool	Tax Losses
2021	$-	$203
2022	-	603
2023	-	616
2024	-	-
2025	-	-
2026	-	-
2027	-	1
2028	-	10
2029	-	29,578
2030	-	5,468
2031	-	8,602
2032	-	35,755
2033	-	11,560
Indefinite	19,813	-
	$19,813	$92,396

The Company also has investment tax credits of $6,171, that expire in various amounts from 2017 to 2032, and $22,068 of capital losses carried forward with no expiry date. Investment tax credits, which are earned as a result of qualifying SR&ED expenditures, are recognized and applied to reduce income tax expense in the year in which the expenditures are made and their realization is reasonably assured.

A reconciliation of the beginning and ending amounts of uncertain income tax benefits for the years ended December 31, 2014 and 2013 is as follows:

	2014	2013
Balance at January 1	$-	$-
Tax postions related to current year:
Additions	-	-
Reductions	-	-
Tax postions related to prior years:
Additions	-	-
Reductions	-	-
Balance at December 31	$-	$-

The Company recognizes interest and penalties related to uncertain tax positions as a component of income tax provision. In the years ended December 31, 2014 and 2013, there were no interest or penalties included in the income tax provision.

The Company files Canadian and U.S. federal and state income tax returns. The Company is subject to examination by the tax authorities for the tax years ended 2008 through 2013.